Exhibit 99.1

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                              134 records
MSM 2005-4AR Group 3                                         Balance: 59,073,084
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Mortgage Rates (%)                         Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
4.001 - 4.500                                  2     589,500.00         1.00      4.244         723      64.21
4.501 - 5.000                                  2     490,000.00         0.83      4.875         780      45.83
5.001 - 5.500                                 64  26,923,474.91        45.58      5.398         742      69.15
5.501 - 6.000                                 47  23,163,336.70        39.21      5.757         744      65.83
6.001 - 6.500                                 16   7,421,162.67        12.56      6.361         732      69.74
6.501 - 7.000                                  2     373,981.75         0.63      6.719         738      83.75
7.001 - 7.500                                  1     111,627.79         0.19      7.375         623      80.00
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================
Minimum: 4.125%
Maximum: 7.375%
Weighted Average: 5.656%
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Net Coupon (%)                             Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
3.501 - 4.000                                  1     309,500.00         0.52       4.125        685      79.36
4.001 - 4.500                                  1     280,000.00         0.47       4.375        766      47.46
4.501 - 5.000                                 16   6,328,741.26        10.71       5.184        751      66.75
5.001 - 5.500                                 82  37,522,113.92        63.52       5.555        747      67.28
5.501 - 6.000                                 22   8,973,955.89        15.19       5.991        715      68.90
6.001 - 6.500                                 10   5,406,759.08         9.15       6.442        740      70.29
6.501 - 7.000                                  1     140,385.88         0.24       6.875        717      90.00
7.001 - 7.500                                  1     111,627.79         0.19       7.375        623      80.00
==============================================================================================================
Total:                                       134  59,073,083.82       100.00       5.656        741      67.79
==============================================================================================================
Minimum: 3.875%
Maximum: 7.125%
Weighted Average: 5.406%
==============================================================================================================

================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 1 of 11

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                              134 records
MSM 2005-4AR Group 3                                         Balance: 59,073,084
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
Current Mortgage Loan                   Mortgage     Collateral      Current    Average     Average    Subject
Principal Balance (%)                      Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
0.01 - 100,000.00                              4     326,586.70         0.55      5.598         723      75.53
100,000.01 - 200,000.00                       24   3,767,384.24         6.38      5.630         730      72.95
200,000.01 - 300,000.00                       22   5,675,149.15         9.61      5.556         730      68.49
300,000.01 - 400,000.00                       23   8,049,735.39        13.63      5.583         745      70.89
400,000.01 - 500,000.00                       18   8,393,268.31        14.21      5.728         731      67.24
500,000.01 - 600,000.00                       13   7,239,697.99        12.26      5.684         732      74.96
600,000.01 - 700,000.00                       11   7,048,948.20        11.93      5.593         747      70.68
700,000.01 - 800,000.00                        6   4,519,096.00         7.65      5.667         763      59.49
800,000.01 - 900,000.00                        3   2,474,958.33         4.19      5.799         745      64.73
900,000.01 - 1,000,000.00                      6   5,878,350.00         9.95      5.398         744      54.71
1,000,000.01 - 1,500,000.00                    4   5,699,909.51         9.65      6.013         754      68.43
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================
Minimum: 50,000.00
Maximum: 1,500,000.00
Average: 440,843.91
Total: 59,073,083.82
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 2 of 11

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                              134 records
MSM 2005-4AR Group 3                                         Balance: 59,073,084
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
FICO                                    Mortgage     Collateral      Current    Average     Average    Subject
Score                                      Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
Below 600                                      2     382,499.86         0.65      5.806         600     69.99
601 - 625                                      1     111,627.79         0.19      7.375         623     80.00
626 - 650                                      5   1,295,300.00         2.19      5.528         647     79.53
651 - 675                                     10   4,294,643.08         7.27      5.649         665     71.20
676 - 700                                     14   6,685,217.61        11.32      5.733         686     65.06
701 - 725                                     16   6,706,100.46        11.35      5.650         710     63.62
726 - 750                                     20   8,640,056.57        14.63      5.657         737     71.82
751 - 775                                     32  14,671,367.73        24.84      5.650         763     69.32
776 - 800                                     28  14,153,863.28        23.96      5.632         790     64.30
801 - 825                                      6   2,132,407.44         3.61      5.607         803     70.89
=============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741     67.79
=============================================================================================================
Non-Zero Minimum: 600
Maximum: 805
Non-Zero Weighted Average:   741
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Documentation Level                        Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
Limited                                       44  21,351,381.80        36.14      5.786         729      69.51
Full/Alt                                      53  19,061,967.16        32.27      5.618         748      68.72
Lite                                          30  15,218,835.38        25.76      5.476         758      66.95
No Documentation                               3   2,233,999.48         3.78      6.069         694      61.35
No Ratio                                       2     772,250.00         1.31      5.468         731      40.88
SI/SA                                          2     434,650.00         0.74      5.476         731      53.34
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 3 of 11

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                              134 records
MSM 2005-4AR Group 3                                         Balance: 59,073,084
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
Original                                Mortgage     Collateral      Current    Average     Average    Subject
Loan-to-Value Ratio (%)                    Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
<= 30.00                                       2     604,700.00         1.02      5.542         768      25.30
30.01 - 35.00                                  4   2,546,199.04         4.31      5.482         744      31.77
35.01 - 40.00                                  4   1,569,999.48         2.66      5.591         772      36.16
40.01 - 45.00                                  2     449,300.00         0.76      5.208         750      43.27
45.01 - 50.00                                 11   5,577,504.63         9.44      5.520         752      47.00
50.01 - 55.00                                  4   1,984,605.14         3.36      5.763         719      52.27
55.01 - 60.00                                  4   1,551,200.00         2.63      5.594         734      58.77
60.01 - 65.00                                  9   6,297,429.70        10.66      5.856         738      62.80
65.01 - 70.00                                 17   8,792,358.99        14.88      5.670         724      68.76
70.01 - 75.00                                 10   4,517,602.31         7.65      5.593         784      73.25
75.01 - 80.00                                 57  22,274,456.71        37.71      5.696         736      79.22
85.01 - 90.00                                  2     435,385.88         0.74      5.859         760      87.64
90.01 - 95.00                                  1     600,000.00         1.02      5.500         726      93.02
95.01 - 100.00                                 7   1,872,341.94         3.17      5.376         756      99.27
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================
Minimum: 24.53%
Maximum: 100.00%
Weighted Average by Current Balance: 67.79%
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
Coverage on Loans with Original         Mortgage     Collateral      Current    Average     Average    Subject
Loan-to-Value Ratios above 80%             Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
Y                                              1     140,385.88         4.83      6.875         717     90.00
Yes-Pledged Assets                             1     600,000.00        20.63      5.500         726     93.02
Y-Pledged Assets                               8   2,167,341.94        74.54      5.376         759     97.53
==============================================================================================================
Total:                                        10   2,907,727.82       100.00      5.474         750     96.24
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 4 of 11

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                              134 records
MSM 2005-4AR Group 3                                         Balance: 59,073,084
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
Geographic                                    of             of        Total   Weighted    Weighted   Original
Distribution                            Mortgage     Collateral      Current    Average     Average    Subject
by Balance                                 Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
California                                    42  20,987,989.44        35.53      5.670         741     69.78
Florida                                       12   5,364,265.93         9.08      5.531         729     67.24
New York                                       7   4,040,049.99         6.84      5.795         736     63.99
Illinois                                       6   3,486,180.61         5.90      5.660         784     69.55
Texas                                          8   3,171,242.66         5.37      6.034         760     72.25
Virginia                                       8   2,681,605.14         4.54      5.650         718     71.34
Massachusetts                                  5   2,174,883.48         3.68      5.644         734     66.77
Georgia                                        4   2,126,400.00         3.60      5.438         781     52.49
South Carolina                                 4   2,053,452.00         3.48      5.582         738     56.26
Washington                                     6   1,378,834.37         2.33      5.575         742     82.92
Other                                         32  11,608,180.20        19.65      5.603         731     66.45
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741     67.79
==============================================================================================================
Number of States Represented:  29
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Purpose                                    Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
Purchase                                      59  23,393,382.22        39.60      5.646         746     76.68
Refinance - Rate Term                         32  18,180,741.31        30.78      5.654         751     61.19
Refinance - Cashout                           43  17,498,960.29        29.62      5.672         726     62.78
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741     67.79
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 5 of 11

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                              134 records
MSM 2005-4AR Group 3                                         Balance: 59,073,084
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Property Type                              Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
Single Family Residence                       78  34,063,051.01        57.66      5.660         738      65.43
Planned Unit Development                      34  16,110,700.29        27.27      5.678         738      69.78
Condominium                                   14   5,435,269.93         9.20      5.627         761      75.00
2-4 Family                                     6   2,454,312.59         4.15      5.506         743      69.95
Co-op                                          2   1,009,750.00         1.71      5.708         798      71.69
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Occupancy                                  Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
Primary                                      113  49,781,726.76        84.27      5.681         738      67.02
Second Home                                   12   6,776,489.18        11.47      5.515         763      73.93
Investment                                     9   2,514,867.88         4.26      5.552         754      66.64
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
Remaining Term                          Mortgage     Collateral      Current    Average     Average    Subject
to Stated Maturity                         Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
346 - 348                                      4     852,042.87         1.44      4.592         711      68.36
349 - 351                                      8   1,397,321.23         2.37      5.837         700      78.30
352 - 354                                     10   2,438,949.06         4.13      5.628         735      78.67
355 - 357                                     48  22,210,935.56        37.60      5.823         731      69.76
358 - 360                                     64  32,173,835.10        54.46      5.563         752      65.15
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================
Minimum: 347
Maximum: 360
Weighted Average: 357
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 6 of 11

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                              134 records
MSM 2005-4AR Group 3                                         Balance: 59,073,084
================================================================================

===============================================================
Product Type
===============================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Index Type                                 Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
Treasury - 1 Year                              6   1,089,430.76         1.84      5.247         712      67.04
Libor - 6 Month                              105  49,537,430.75        83.86      5.629         743      68.24
Libor - 1 Year                                23   8,446,222.31        14.30      5.868         735      65.27
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Gross Margin(%)                            Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
2.000                                         67  34,269,184.09        58.01      5.518         755      65.64
2.250                                         60  23,602,841.18        39.96      5.868         723      70.91
2.750                                          6   1,089,430.76         1.84      5.247         712      67.04
7.375                                          1     111,627.79         0.19      7.375         623      80.00
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================
Minimum: 2.000%
Maximum: 7.375%
Weighted Average: 2.124%
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 7 of 11

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                              134 records
MSM 2005-4AR Group 3                                         Balance: 59,073,084
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Initial Periodic Cap (%)                   Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
1.000                                          1     511,200.00         0.87      5.875         784      80.00
2.000                                          1      99,064.20         0.17      5.875         668      79.11
5.000                                         45  14,348,801.32        24.29      5.891         716      72.74
6.000                                         87  44,114,018.30        74.68      5.577         749      66.02
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 5.707%
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Periodic Cap (%)                           Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
1.000                                         23   7,954,254.83        13.47      6.028         706      76.52
2.000                                        111  51,118,828.99        86.53      5.598         747      66.44
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.865%
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 8 of 11

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                              134 records
MSM 2005-4AR Group 3                                         Balance: 59,073,084
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Lifetime Rate Cap (%)                      Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
5.000                                         47  14,959,065.52        25.32      5.890         718      73.03
6.000                                         87  44,114,018.30        74.68      5.577         749      66.02
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.747%
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Maximum Mortgage Rates (%)                 Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
9.001 - 10.000                                 2     589,500.00         1.00      4.244         723      64.21
10.001 - 11.000                               33   9,248,178.67        15.66      5.627         717      73.36
11.001 - 12.000                               93  46,828,392.00        79.27      5.641         746      66.64
12.001 - 13.000                                6   2,407,013.15         4.07      6.400         740      69.82
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================
Minimum: 9.125%
Maximum: 12.875%
Weighted Average: 11.403%
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 9 of 11

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                              134 records
MSM 2005-4AR Group 3                                         Balance: 59,073,084
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Months to Next Rate Adjustment             Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
66 - 71                                        4     852,042.87         1.44      4.592         711      68.36
72 - 77                                       11   2,143,899.17         3.63      5.852         695      78.83
78 - 83                                      103  46,703,645.78        79.06      5.671         743      69.04
84 - 89                                       16   9,373,496.00        15.87      5.634         746      59.02
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================
Minimum: 71
Maximum: 84
Weighted Average: 81
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Interest Only                              Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
N                                             13   3,771,291.74         6.38      5.771         721      75.47
Y                                            121  55,301,792.08        93.62      5.648         743      67.27
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Prepayment Penalty Flag                    Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
N                                            121  53,813,118.33        91.10      5.645         745      67.33
Y                                             13   5,259,965.49         8.90      5.766         705      72.56
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 10 of 11

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                              134 records
MSM 2005-4AR Group 3                                         Balance: 59,073,084
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Prepayment Penalty Term                    Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
0                                            121  53,813,118.33        91.10      5.645         745      67.33
24                                             1     251,999.99         0.43      5.625         681      80.00
36                                            10   3,738,965.50         6.33      5.639         690      72.33
60                                             2   1,269,000.00         2.15      6.166         755      71.74
==============================================================================================================
Total:                                       134  59,073,083.82       100.00      5.656         741      67.79
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 11 of 11

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                               87 records
MSM 2005-4AR Group 4                                         Balance: 41,424,959
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Mortgage Rates (%)                         Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
5.001 - 5.500                                 12   4,006,850.75         9.67      5.492         743      77.61
5.501 - 6.000                                 64  30,210,039.39        72.93      5.801         730      69.11
6.001 - 6.500                                  9   6,653,399.98        16.06      6.285         727      67.95
6.501 - 7.000                                  2     554,668.53         1.34      6.833         695      80.00
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================
Minimum: 5.375%
Maximum: 7.000%
Weighted Average: 5.863%
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Net Coupon (%)                             Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
5.001 - 5.500                                 53  23,267,734.57        56.17      5.683         730      70.52
5.501 - 6.000                                 30  16,270,255.56        39.28      6.036         736      69.37
6.001 - 6.500                                  3   1,578,968.85         3.81      6.501         686      64.07
6.501 - 7.000                                  1     307,999.67         0.74      7.000         701      80.00
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================
Minimum: 5.125%
Maximum: 6.750%
Weighted Average: 5.613%
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                  Page 1 of 10

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                               87 records
MSM 2005-4AR Group 4                                         Balance: 41,424,959
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
Current Mortgage Loan                   Mortgage     Collateral      Current    Average     Average    Subject
Principal Balance (%)                      Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
0.01 - 100,000.00                              5     342,376.40         0.83      5.583         793      55.78
100,000.01 - 200,000.00                       17   2,698,087.24         6.51      5.772         727      71.69
200,000.01 - 300,000.00                       10   2,529,662.04         6.11      5.778         727      79.52
300,000.01 - 400,000.00                       10   3,565,718.31         8.61      5.894         726      75.66
400,000.01 - 500,000.00                       13   5,908,382.08        14.26      5.852         726      71.91
500,000.01 - 600,000.00                        8   4,441,500.00        10.72      5.771         731      67.49
600,000.01 - 700,000.00                       10   6,513,421.29        15.72      5.798         736      62.22
700,000.01 - 800,000.00                        2   1,545,100.00         3.73      6.002         693      46.60
800,000.01 - 900,000.00                        2   1,705,711.29         4.12      5.688         689      85.71
900,000.01 - 1,000,000.00                      5   5,000,000.00        12.07      5.725         756      66.45
1,000,000.01 - 1,500,000.00                    3   3,675,000.00         8.87      6.064         710      71.27
1,500,000.01 >=                                2   3,500,000.00         8.45      6.250         749      77.02
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================
Minimum: 50,000.00
Maximum: 1,960,000.00
Average: 476,148.95
Total: 41,424,958.65
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 2 of 10

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                               87 records
MSM 2005-4AR Group 4                                         Balance: 41,424,959
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
Current Mortgage Loan                   Mortgage     Collateral      Current    Average     Average    Subject
Principal Balance (%)                      Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
601 - 625                                      1     116,000.00         0.28      5.625         625     100.00
626 - 650                                      3   1,290,700.00         3.12      5.774         633      76.11
651 - 675                                     10   4,375,646.27        10.56      5.857         663      64.33
676 - 700                                     12   6,041,863.41        14.59      5.913         690      71.60
701 - 725                                     17   8,837,786.27        21.33      5.925         713      76.79
726 - 750                                     11   6,877,266.67        16.60      5.849         741      60.91
751 - 775                                     12   5,540,381.07        13.37      5.815         769      65.34
776 - 800                                     13   5,611,742.25        13.55      5.842         788      73.66
801 - 825                                      8   2,733,572.71         6.60      5.784         808      72.61
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================
Non-Zero Minimum: 625
Maximum: 815
Non-Zero Weighted Average:   730
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
Current Mortgage Loan                   Mortgage     Collateral      Current    Average     Average    Subject
Principal Balance (%)                      Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
Full/Alt                                      35  21,115,234.22        50.97      5.876         726      71.98
Lite                                          30  14,136,169.40        34.12      5.783         742      66.78
Limited                                       18   5,643,282.30        13.62      6.045         709      72.77
No Ratio                                       4     530,272.73         1.28      5.493         779      39.05
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================



================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 3 of 10

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                               87 records
MSM 2005-4AR Group 4                                         Balance: 41,424,959
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
Original                                Mortgage     Collateral      Current    Average     Average    Subject
Loan-to-Value Ratio (%)                    Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
<= 30.00                                       5   2,664,766.67         6.43      5.933         758      26.14
30.01 - 35.00                                  4     802,872.73         1.94      5.603         721      32.12
35.01 - 40.00                                  1     682,421.29         1.65      5.750         699      38.61
40.01 - 45.00                                  1     178,500.00         0.43      5.625         747      42.00
45.01 - 50.00                                  4   1,649,938.56         3.98      5.765         710      46.43
50.01 - 55.00                                  1     147,000.00         0.35      5.625         785      54.24
55.01 - 60.00                                  5   3,248,000.00         7.84      6.063         724      57.71
60.01 - 65.00                                  2   1,085,000.00         2.62      5.808         740      63.85
65.01 - 70.00                                  9   3,721,539.52         8.98      5.773         714      68.05
70.01 - 75.00                                  8   7,317,711.29        17.66      5.834         730      73.14
75.01 - 80.00                                 37  17,079,361.51        41.23      5.928         734      79.22
85.01 - 90.00                                  1     100,000.00         0.24      5.625         787      85.11
95.01 - 100.00                                 9   2,747,847.08         6.63      5.571         725     100.00
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================
Minimum: 22.95%
Maximum: 100.00%
Weighted Average by Current Balance: 69.89%
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
Coverage on Loans with Original         Mortgage     Collateral      Current    Average     Average    Subject
Loan-to-Value Ratios above 80%             Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
Yes-Pledged Assets                             1     845,000.00        29.67      5.625         718     100.00
Y-Pledged Assets                               9   2,002,847.08        70.33      5.551         731      99.26
==============================================================================================================
Total:                                        10   2,847,847.08       100.00      5.573         727      99.48
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 4 of 10

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                               87 records
MSM 2005-4AR Group 4                                         Balance: 41,424,959
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
Geographic                                    of             of        Total   Weighted    Weighted   Original
Distribution                            Mortgage     Collateral      Current    Average     Average    Subject
by Balance                                 Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
California                                    20   8,296,953.99        20.03      5.810         718      67.63
New York                                      12   7,030,668.53        16.97      5.975         726      71.96
Massachusetts                                  4   3,989,999.98         9.63      6.020         726      74.12
Virginia                                       6   3,701,580.07         8.94      5.782         756      79.63
Florida                                        8   3,017,000.00         7.28      5.748         767      59.70
Arizona                                        3   1,596,711.29         3.85      5.885         705      75.18
New Jersey                                     3   1,525,938.58         3.68      5.543         784      65.25
Oregon                                         3   1,517,600.00         3.66      5.626         667      74.68
Washington                                     3   1,465,500.00         3.54      6.001         734      44.08
Georgia                                        2   1,256,800.00         3.03      5.875         770      40.10
Other                                         23   8,026,206.21        19.38      5.895         723      75.97
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================
Number of States Represented: 26
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Purpose                                    Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
Refinance - Cashout                           39  20,559,979.25        49.63      5.895         729      64.56
Purchase                                      29  12,963,934.65        31.29      5.852         731      81.18
Refinance - Rate Term                         19   7,901,044.75        19.07      5.798         733      65.25
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 5 of 10

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                               87 records
MSM 2005-4AR Group 4                                         Balance: 41,424,959
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Property Type                              Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
Single Family Residence                       45  26,073,707.27        62.94      5.928         727      67.80
Planned Unit Development                      23   9,396,839.55        22.68      5.775         746      75.47
Condominium                                   15   5,148,811.83        12.43      5.711         720      72.73
2-4 Family                                     3     609,600.00         1.47      5.711         675      46.43
Co-op                                          1     196,000.00         0.47      5.750         775      80.00
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Occupancy                                  Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
Primary                                       76  37,711,420.07        91.04      5.879         730      70.10
Second Home                                    7   2,927,938.58         7.07      5.704         740      73.19
Investment                                     4     785,600.00         1.90      5.662         698      47.82
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
Remaining Term                          Mortgage     Collateral      Current    Average     Average    Subject
to Stated Maturity                         Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
352 - 354                                     10   2,090,782.63         5.05      6.030         718      78.03
355 - 357                                     23   8,583,326.06        20.72      5.779         728      69.26
358 - 360                                     54  30,750,849.96        74.23      5.874         732      69.52
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================
Minimum: 352
Maximum: 360
Weighted Average: 358
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 6 of 10

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                               87 records
MSM 2005-4AR Group 4                                         Balance: 41,424,959
================================================================================

===============================================================
Product Type
===============================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Index Type                                 Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
Libor - 6 Month                               86  40,903,958.65        98.74      5.864         730      70.07
Libor - 1 Year                                 1     521,000.00         1.26      5.750         717      55.72
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Gross Margin (%)                           Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
2.000                                         69  36,529,076.38        88.18      5.834         733      69.20
2.250                                         18   4,895,882.27        11.82      6.077         709      75.10
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================
Minimum: 2.000%
Maximum: 2.250%
Weighted Average: 2.030%
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Initial Periodic Cap (%)                   Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
5.000                                         16   3,983,882.27         9.62      6.094         712      74.45
6.000                                         71  37,441,076.38        90.38      5.838         732      69.41
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.904%
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 7 of 10

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                               87 records
MSM 2005-4AR Group 4                                         Balance: 41,424,959
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Periodic Cap (%)                           Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
1.000                                         13   3,057,382.27         7.38      6.189         711      77.19
2.000                                         74  38,367,576.38        92.62      5.837         732      69.31
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.926%
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Lifetime Rate Cap (%)                      Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
5.000                                         16   3,983,882.27         9.62      6.094         712      74.45
6.000                                         71  37,441,076.38        90.38      5.838         732      69.41
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.904%
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Maximum Mortgage Rates (%)                 Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
10.001 - 11.000                                9   2,155,813.76         5.20      5.833         733      70.41
11.001 - 12.000                               74  33,889,144.89        81.81      5.795         729      70.58
12.001 - 13.000                                4   5,380,000.00        12.99      6.301         737      65.37
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================
Minimum: 10.625%
Maximum: 12.500%
Weighted Average: 11.766%
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 8 of 10

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                               87 records
MSM 2005-4AR Group 4                                         Balance: 41,424,959
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Months to Next Rate Adjustment             Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
108 - 113                                      8   1,685,282.63         4.07      6.079         718      78.07
114 - 119                                     59  25,523,541.02        61.61      5.768         729      71.77
120 - 125                                     20  14,216,135.00        34.32      6.008         734      65.56
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================
Minimum: 112
Maximum: 120
Weighted Average: 118
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Interest Only                              Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
N                                              2     430,549.93         1.04      6.358         725      79.89
Y                                             85  40,994,408.72        98.96      5.857         730      69.79
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================


==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Prepayment Penalty Flag                    Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
N                                             82  40,045,665.47        96.67      5.858         732      69.61
Y                                              5   1,379,293.18         3.33      6.003         684      78.24
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 9 of 10

MSM 2005-4AR                                                      MORGAN STANLEY
Preliminary Pool Strats                                               87 records
MSM 2005-4AR Group 4                                         Balance: 41,424,959
================================================================================



==============================================================================================================
                                                          Total
                                                        Current                                       Weighted
                                          Number        Balance         % of                           Average
                                              of             of        Total   Weighted    Weighted   Original
                                        Mortgage     Collateral      Current    Average     Average    Subject
Prepayment Penalty Term                    Loans            ($)  Balance (%) Coupon (%)        FICO    LTV (%)
==============================================================================================================
0                                             82  40,045,665.47        96.67      5.858         732      69.61
36                                             5   1,379,293.18         3.33      6.003         684      78.24
==============================================================================================================
Total:                                        87  41,424,958.65       100.00      5.863         730      69.89
==============================================================================================================


================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
Jun 15, 2005 09:57                                                 Page 10 of 10